Noncontrolling Interests	12 Months Ended
Mar. 31, 2018
Noncontrolling Interest [Abstract]
Noncontrolling Interests
Noncontrolling Interests
Redeemable Noncontrolling Interests

In connection with the acquisition of a controlling interest in Pilgrim Media Group on November 12, 2015, the Company recorded a redeemable noncontrolling interest of $90.1 million, representing 37.5% of Pilgrim Media Group. The noncontrolling interest holder has a right to put and the Company has a right to call a portion of the noncontrolling interest, equal to 17.5% of Pilgrim Media Group, at fair value, exercisable at five years after the acquisition date of November 12, 2015. In addition, the noncontrolling interest holder has a right to put and the Company has a right to call the remaining amount of noncontrolling interest at fair value, subject to a cap, exercisable at seven years after the acquisition date of November 12, 2015. The put and call options have been determined to be embedded in the noncontrolling interest, and because the put rights are outside the control of the Company and require partial cash settlement, the noncontrolling interest holder's interest is presented as redeemable noncontrolling interest outside of shareholders' equity on the Company's consolidated balance sheets.

In addition, the noncontrolling interest holder is the President and CEO of Pilgrim Media Group. Pursuant to the operating agreement of Pilgrim Media Group, if the employment of the noncontrolling interest holder is terminated, under certain circumstances as defined in the operating agreement, the Company can call and the noncontrolling interest holder can put the noncontrolling interest at a discount to fair value. The amount of the discount related to the 17.5% noncontrolling interest is being expensed through the five-year call period, and the portion of the discount related to the remaining noncontrolling interest is being expensed over the seven-year call period. The amounts are included in general and administrative expense of Pilgrim Media Group and reflected as an addition to redeemable noncontrolling interest.

Redeemable noncontrolling interests are measured at the greater of (i) the redemption amount that would be paid if settlement occurred at the balance sheet date less the amount attributed to unamortized noncontrolling interest discount if applicable, or (ii) the historical value resulting from the original acquisition date value plus or minus any earnings or loss attribution, plus the amount of unamortized noncontrolling interest discount. The amount of the redemption value in excess of the historical values of the noncontrolling interest, if any, is recognized as an increase to noncontrolling interest and a charge to retained earnings.

The table below presents the reconciliation of changes in redeemable noncontrolling interests:

	Year Ended
	March 31,
	2018	2017	2016
	(Amounts in millions)
Beginning balance	$93.8	$90.5	$—
Initial fair value of redeemable noncontrolling interests	—	—	90.1
Net income (loss) attributable to noncontrolling interests	0.5	(0.3)	(7.5)
Noncontrolling interest discount accretion	6.1	5.0	2.0
Adjustments to redemption value	9.3	5.5	5.9
Cash distributions	(7.9)	(6.9)	—
Ending balance	$101.8	$93.8	$90.5

Other Noncontrolling Interests

The Company has other noncontrolling interests that are not redeemable. These noncontrolling interests primarily relate to Pantaya (a joint venture between the Company and Hemisphere Media Group), a premium Spanish-language streaming service in which the Company owns a controlling interest. The Pantaya service was launched in the three months ended September 30, 2017.